Exhibit 99.1

your billion dollar bank MERIDIAN BANK REPORT 2019

CHAIRMAN’S MESSAGE Christopher J. Annas, Chairman & CEO 2 Meridian Corporation achieved record earnings in 2018. Net income increased 169% to $8.2 million, and earnings per share similarly grew 156% to $1.28 per share. Overall results were due mainly to robust revenue gains from asset growth and gives us an expanding base of opportunities for customer relationships. Our commercial/industrial lending effort, led by Charlie Kochka, supports a diversified portfolio of successful innovators, including digital billboard companies, craft Meridian Mortgage also had a profitable 2018, as the Delaware Valley residential market remains very active. While originations were down slightly due to low inventory of homes for sale and some loan officer contraction, we continue disciplined expense control, and to a lesser degree by lower tax rates. Over 85% of total earnings were generated from the banking and wealth groups, with mortgage contributing 16%. Core banking and wealth benefited from significant investments made in the prior two years, and there is still operational leverage available. Our financial metrics put us in high-performing categories as calculated in industry analyses. For the third consecutive year our commercial lending exceeded annualized loan growth of 20%. We have taken advantage of the current merger activity and the stumblings of some larger banks in the Delaware Valley, but our deep sales culture and growth orientation will lead us to continued outperformance of that standard. Meridian’s commercial real estate team, led by Clarence Martindell, has been an important factor in emerging Philadelphia neighborhoods like Fishtown and Brewerytown. Support of pioneering developers brewers and fencing manufacturers. In addition, in the fourth quarter we brought on a five-person, Top 10 SBA lending team from an acquired local bank. Led by Rocco Perate, they give us an immediate presence in a business line where we previously had little volume. Meridian Wealth Partners enjoyed a solid year in earnings and increased profitability from the prior year. The team is beginning to realize the synergies in working with our other business units to provide a greater menu of services to their clients. They helped initiate numerous new 401k plans and also brought over plans that were seeking an improvement in service or technology. We also hired a two-person team from another acquired bank to form our new private banking unit, led by Mary Ann Messmer. We expect some great opportunities from this team, for both Meridian Wealth Partners and our commercial unit. to manage the business to maximize profitability. Market studies suggest a moderation in 2019 and we are planning accordingly. The mortgage industry is moving swiftly to more digital platforms and do-it-yourself applications, and we intend to be at the forefront. Just narrowly below $1 billion in assets at year-end, our loan growth in the early months of 2019 has put us over that threshold for good. Now $2 billion is the target! Meridian’s minimal branching, high self-service and excellent electronic delivery has great opportunity for scale, and correlates well to the new digital banking environment. We have performed at or exceeded stock analysts’ expectations since going public, and we trust the market recognizes us for the innovative, new-model bank that we are. Thanks.

FINANCIALHIGHLIGHTS 3 UNAUDITED/DOLLARS IN THOUSANDS 2018 MERIDIAN BANK REPORT 2019 2017 2016 2015 2014 NET INCOME Interest income Interest expense Net interest income Provision for loan losses Non-interest income Non-interest expense Income tax expense Net income $ 44,064 11,407 32,657 1,577 32,355 52,945 2,327 8,163 $35,720 6,782 28,938 2,161 36,700 57,691 2,754 3,032 $30,980 5,192 25,788 1,198 42,844 59,913 2,599 4,922 $27,981 4,590 23,391 1,434 36,121 48,642 3,248 6,188 $25,262 3,752 21,510 2,543 25,289 37,678 2,271 4,307 AT YEAR END Assets Loans, net of allowance Cash & investments Deposits Stockholders’ equity $ 997,388 867,748 87,121 752,130 109,867 $ 856,035 722,952 88,373 627,109 101,363 $ 733,693 638,439 66,424 527,136 69,963 $ 663,344 579,130 58,898 490,568 52,921 $ 582,208 520,884 41,243 462,709 45,041 PERFORMANCE & CAPITAL RATIOS Return on average assets Return on average equity Total equity to assets ratio Leverage ratio Total risk based capital ratio 0.90% 7.77% 11.02% 11.20% 13.70% 0.39% 3.97% 11.84% 12.37% 15.53% 0.71% 7.69% 9.54% 9.67% 13.51% 1.02% 12.78% 7.98% 8.39% 12.58% 0.80% 10.32% 7.74% 7.91% 11.73%

SNAPSHOT 2018 2018 wasn’t just a Super Bowl hangover year for our team. We kicked off our first full year as a publicly traded company by celebrating the opening of our Center City Philadelphia Office with the city’s Mayor Jim Kenney, and closed it out by welcoming one of the region’s most respected and talented SBA lending teams to our ranks. Here are some additional highlights: Exceptional talent continues to choose Meridian! Our new SBA lending team expects to generate more than $20 million in loan volume in 2019. 4 From the Grand Opening Reception to celebrate Meridian’s Philadelphia Office (L-R): Jessica Annas (Meridian), Philadelphia Mayor Jim Kenney, Buck Riley (Meridian), Sharon Pinkenson (Executive Director, Greater Philadelphia Film Office), and Nick DeBenedictis (Board of Directors, Exelon). Meridian’s internship program attracts hundreds of applicants each year, and provides select local undergrads with hands-on banking experience. In the spirit of a community bank giving back to our community, Meridian has donated over $3 million to local charitable and civic organizations. Our team members also serve on boards, volunteer their time, and help to raise funds to further support our commitment to where we live and work. ” “

Continuing to grow its assets under management, Meridian Wealth Partners was named one of the nation's top 401(k) retirement plan Advisor Teams by the National Association of Plan Advisors.



The inaugural Meridian Bank Golf Classic raised over $45,000 for Surrey Services for Seniors! Pictured L-R: Bob Madonna (CEO, Surrey Services), Ben Davis (Phillies broadcaster and former MLB player) and Chris Annas.


kurt vile

suburbanlife

Also Inside: Top Realtors, VIPs of health care, and more

Meridian Bank's home mortgage team offers a diversity of financing options designed to turn prospective homeowners' dreams into reality. page 35

The March 2019 issue of widely-read *Suburban Life* magazine featured a profile of our mortgage operations.


Meridian
Bank

Former NFL defensive end Devon Still, seen here with Meridian CEO Chris Annas, started the Still Strong Foundation to help families whose children are battling cancer after his own 7-year old daughter Leah was diagnosed with the disease. Meridian hosted an event for the Still Strong Foundation in our Philadelphia branch, which received coverage from all the city's major news stations and was attended by dozens of Philly sports and media personalities.

5




MeridianBank
Boys Latin Foundation
$15,000


MeridianBank
6-22-18
Family Service Association
$7,500
Donation


MeridianBank
February 2019
Foundation for Catholic Education
$10,000

Meridian continues to support the communities we serve, contributing over $3 million since our inception to charitable organizations in our community.

BANKING OFFICES MORTGAGE OFFICES 1719A S. Easton Road Doylestown, PA 18901 100 E. State Street Media, PA 19063 1776 E. Lancaster Avenue Paoli, PA 19301 16 W. Market Street West Chester, PA 19382 653 Skippack Pike, Ste 116 Blue Bell, PA 19422 1760 Market Street Philadelphia, PA 19103 Corporate Headquarters 9 Old Lincoln Highway Malvern, PA 19355 Meridian Wealth Partners 653 Skippack Pike, Ste 202 Blue Bell, PA 19422 MORTGAGE Delaware 1221 College Park Drive, Ste 118 Dover, DE 19904 111 Continental Drive, Ste 406 Newark, DE 19713 22128 Sussex Highway Seaford, DE 19973 1601 Concord Pike, Ste 45 Wilmington, DE 19803 5301 Limestone Road, Ste 224 Wilmington, DE 19808 Pennsylvania Mortgage Headquarters 653 Skippack Pike, Ste 200 Blue Bell, PA 19422 1710 Prospect Avenue Feasterville-Trevose, PA 19053 1909 Veterans Highway, Fl 2 Levittown, PA 19056 350 Highland Drive, Ste 160 Mountville, PA 17554 347 Second Street Pike, Ste 4 Southampton, PA 18966 711 Spring Street Wyomissing, PA 19610 New Jersey 1000 Crawford Place, Ste 140 Mt. Laurel, NJ 08054 2330 New Road Northfield, NJ 08225

MeridianBank.
MeridianBanker.com | 866.327

7

Meridian's minimal branching, high self-service and excellent electronic delivery has great opportunity for scale, and correlates well to the new digital banking environment. We have performed at or exceeded stock analysts' expectations since going public, and we trust the market recognizes us for the innovative, new-model bank that we are.

DIRECTORS

Anthony M. Imbesi
Vice President
Patriarch Management

Kenneth H. Slack
Partner
Stephano Slack CPA LLC

George C. Collier
Executive Vice President and Chief Financial Officer, Streamlight, Inc.

Christopher J. Annas
Chairman, Founder, President & CEO
Meridian Bank

Edward J. Hollin
Managing Shareholder
Riley, Riper, Hollin & Colagreco

Denise Lindsay
Executive Vice President and Chief Financial Officer, Meridian Bank

Robert T. Holland
Lead Independent Director, Principal
Holland Advisory Group, LLC

Robert M. Casciato
Founding Partner and President
Alliance Environmental Systems, Inc.

SENIOR MANAGEMENT

Christopher J. Annas
President & CEO

Denise Lindsay
Executive VP & CFO

Joseph L. Cafarchio
Executive VP & Chief Credit Officer

Charles D. Kochka
Executive VP & Chief Lending Officer

Randy McGarry
Senior VP & Chief Information Officer

MeridianBank MeridianBank.com 866.327.9199 Loans : Wealth : Mortgage : Title Merchant